UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 20, 2004

                               ANGIODYNAMICS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               0-50761                                  11-3146460
     (Commission File Number)                 (IRS Employer Identification No.)

 603 Queensbury Avenue, Queensbury, New York               12804
   (Address of Principal Executive Offices)              (Zip Code)

                                 (518) 798-1215
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On December 20, 2004, AngioDynamics, Inc. issued a press release announcing its financial results for the twenty-six weeks ended November 27, 2004. A copy of the release is attached hereto as
            Exhibit 99.1 and is incorporated herein by reference in its entirety.

            The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

                  99.1 Press release issued by AngioDynamics, Inc. on December 20, 2004, regarding financial results for the twenty-six weeks ended November 27, 2004.

                                   SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2004                     ANGIODYNAMICS, INC.
                                             (Registrant)


                                             By: /s/ Joseph G. Gerardi
                                                 -------------------------------
                                                 Joseph G. Gerardi
                                                 Vice President, Chief Financial
                                                 Officer

EXHIBIT INDEX

Exhibit           Description
-------           -----------

  99.1 Press release issued by AngioDynamics, Inc. on December 20, 2004, regarding financial results for the twenty-six weeks ended November 27, 2004.